SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2003

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

GENERAL RATE CASE:
On October 16, 2003, Idaho Power Company filed its general rate case in the Idaho jurisdiction.  A copy of the press release is filed as Exhibit 99.

LITIGATION:
IDACORP, Inc.'s principal subsidiary Idaho Power Company reached agreement on October 16, 2003 with the staff of the Federal Energy Regulatory Commission (Commission) on two show cause orders issued by the Commission to the company on June 25, 2003 relating to activities by affiliate IDACORP Energy L.P. or its predecessor which was a division of Idaho Power.  This is part of the company's continuing efforts to resolve all legal and regulatory proceedings related to the Western energy crisis.

The show cause orders were issued to a number of entities which participated in activities in the California market during the January 1, 2000 through June 20, 2001 time period that were alleged to constitute gaming and/or anomalous market behavior.  The Orders are commonly referred to as the "Gaming" and the "Partnership" orders and relate to alleged conduct in violation of the California Independent System Operator and the California Power Exchange Tariffs.

Gaming
The Gaming order relates to alleged activities involving false imports, paper trading and circular scheduling.  The Commission staff determined it had no basis to proceed with allegations regarding false imports and paper trading.  While the company believes it has adequate defenses to the circular scheduling allegation, it has agreed to pay $83,373 to settle this matter because it would be less than the cost of litigation.  In the settlement, the company does not admit to any wrongdoing or any violation of any law.

Partnership
The Partnership order relates to alleged activities involving a partnership arrangement the company had with Public Service Company of New Mexico (PNM).  The company's agreement with PNM was a "parking" and "lending" arrangement for April and May 2001.  The materials submitted by the company demonstrated that it did not use the arrangement with PNM to engage in gaming and/or anomalous market behavior, and it had no partnership or other alliance with PNM.  The Commission staff has agreed to submit to the Commission a motion to dismiss the Partnership order.

The agreement reached with the Commission staff on both matters must be approved by an Administrative Law Judge and the Commission before becoming a final order.  Any final order will be subject to appeal by other parties in the proceedings.

On August 18, 2003, Cornerstone Propane Partners, L.P., on behalf itself and others who allegedly purchased and sold natural gas futures and options contracts on the New York Mercantile Exchange (NYMEX) from January 1, 2000 to December 31, 2002, filed a class action complaint in the U.S. District Court for the Southern District of New York against over 30 defendants, including IDACORP and IPC.  The complaint claims that the defendants reported inaccurate trading information to various trade publications that compile and publish indices of natural gas prices and that defendants engaged in various improper trades on the Enron Online internet-based trading platform whose alleged purpose was to improperly inflate the prices of natural gas.  Cornerstone has sought class action certification and damages for alleged violations of the Commodity Exchange Act and for aiding and abetting such violations.

The companies intend to vigorously defend their position in this proceeding and believe these matters will not have a material adverse effect on their consolidated financial positions, results of operations or cash flows.

RATING:
On October 3, 2003, Standard & Poor's (S&P) changed its rating outlook for IDACORP and IPC to stable from positive.  S&P stated that the stable rating outlook reflected the belief that overall financial ratios will only meet expectations for an A- rating over the next two to three years.  S&P also changed the IDACORP business profile to a 4 from a 5 on a 10-point scale, where 1 is the least risky.  IPC's business profile remains a 4.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the FERC, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental and safety laws and policies; weather variations affecting customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity and fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk in energy trading and marketing operations; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; legal and administrative proceedings (whether civil or criminal) and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2002, the Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2003 and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2003

IDACORP, Inc.

By:/s/Darrel T. Anderson
Darrel T. Anderson
Vice President, Chief Financial
Officer and Treasurer

IDAHO POWER COMPANY

By:/s/Darrel T. Anderson
Darrel T. Anderson
Vice President, Chief Financial
Officer and Treasurer

Exhibit Index

Exhibit Number                                    Exhibit

       99                                                 Press Release dated October 17, 2003.